Exhibit 99.1

CD International Enterprises Enters Into an Agreement with a Bolivia-Based Company to Source Copper Concentrate, Zinc Concentrate and Lead Concentrate

DEERFIELD BEACH, Florida – March 1, 2016 - CD International Enterprises, Inc. (“CD International”) (OTC: CDII), a U.S.-based company that sources industrial commodities and provides business and management corporate consulting services, today announced that CD International has entered into an agreement with a Bolivia-based global mineral trading company to source copper concentrate, zinc concentrate, and lead concentrate in both Central and South America for its clients in China.

The Bolivia-based trading company is engaged in global trading of ferrous and non-ferrous minerals and hydrocarbon fuels while it provides comprehensive logistics services.

Dr. James Wang, Chairman and CEO of CD International commented on the agreement, “We are very excited to engage in a well-established company in global mineral trading business for sourcing minerals such as copper concentrate, zinc concentrate and lead concentrate for our clients in China in both Central and South America.  As we are establishing our new business model for our mineral trading business, we believe this engagement will expand our reach to source mineral suppliers in both Central and South America.  Our new business model will reduce our operational costs as well as limit our capital exposure to market risks.  We believe this new engagement will accelerate our trading business to create substantial profits in the years to come. ”

About CD International Enterprises, Inc.

CD International Enterprises, Inc. (OTC: CDII) is a U.S.-based company that sources industrial commodities and provides business and management corporate consulting services.  For more information about CD International, please visit http://www.cdii.net.

DISCLOSURE NOTICE:

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, CD International Enterprises, Inc. (“CDII”) is hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as defined in such act).  Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, indicated through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "intends," "plans," "believes" and "projects") may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. These statements include, but are not limited to, our expectations regarding CDII and the completion of agreements with other potential investors and partners for this effort, our ability to arrange financing, our expectations regarding profits, if any, and future operating results of CDII and growth in our operations.

We caution that the factors described herein could cause actual results to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. This press release is qualified in its entirety by the cautionary statements and risk factor disclosure contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the fiscal year ended September 30, 2015.

Contact:

CD International Enterprises, Inc.
Peisha Shen
Phone: 1-954-363-7333, Ext. 325
Email: peisha.shen@cdii.net